EXHIBIT 31.1 (a)

CERTIFICATION PURSUANT TO RULE 13a–14(a)/15d-14(a) and

SECTION 302 OF THE SARBANES-OXLEY ACT

I, Peter Sulick, certify that:

1. I have reviewed this Form 10-K of Dynasil Corporation of America;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

Date: February 14, 2013	/s/ Peter Sulick
Peter Sulick
Interim President and
Interim Chief Executive Officer

EXHIBIT 31.1 (b)

CERTIFICATION PURSUANT TO RULE 13a–14(a)/15d-14(a) and

SECTION 302 OF THE SARBANES-OXLEY ACT

I, Thomas C. Leonard, certify that:

1. I have reviewed this Form 10-K of Dynasil Corporation of America;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

Date: February 14, 2013	/s/ Thomas C. Leonard
Thomas C. Leonard
Chief Financial Officer

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